UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: May 31, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                0-17371           90-0196936
     (State or other          (Commission      (I.R.S. Employer
       jurisdiction           File Number)      Identification
   of incorporation or                             Number)
      organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry Into a Material Definitive Agreement.

Adoption of 2005 Omnibus Stock Award Plan
-----------------------------------------

      At the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Quest Resource Corporation (the "Company") held on May 31, 2006, the Company's stockholders approved the Company's 2005 Omnibus Stock Award Plan (the "Omnibus Plan"). The Company's Board of Directors adopted the Omnibus Plan on October 14, 2005, subject to stockholder approval. The Omnibus Plan reserves 2.2 million shares of the Company's common stock for issuance to eligible employees and directors under the Omnibus Plan.

      The full text of the Omnibus Plan was filed as Appendix A to the Company's Definitive Proxy Statement ("Proxy Statement") for its Annual Meeting, as filed with the Securities and Exchange Commission on May 3, 2006, and is incorporated herein by reference. See Proposal No. 3 of the Proxy Statement for a more complete description of the Omnibus Plan.

Adoption of Management Annual Incentive Plan
--------------------------------------------

      At the Company's Annual Meeting, the Company's stockholders approved the Company's Management Annual Incentive Plan (the "Incentive Plan"). The Company's Board of Directors adopted the Incentive Plan on March 21, 2006, subject to stockholder approval. The Incentive Plan provides for bonus awards, payable in cash or common stock, to eligible executive officers and key employees as long as such persons meet performance goals established annually by the Company's Compensation Committee.

      The full text of the Incentive Plan was filed as Appendix B to the Company's Proxy Statement and is incorporated herein by reference. See Proposal No. 4 of the Proxy Statement for a more complete description of the Incentive Plan.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      At the Company's Annual Meeting, the Company's stockholders approved the proposal of the Board of Directors to decrease the number of the Company's authorized shares of common stock from 380,000,000 to 200,000,000. The full text of the amendment to the Company's Restated Articles of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

The following material is furnished pursuant to Item 9.01 as an exhibit to this Form 8-K.

      (d)   Exhibits

      Exhibit
       Number       Description
      --------      -----------

        3.1         Amendment to the Company's Restated Articles of
                    Incorporation.

       10.1 Quest Resource Corporation 2005 Omnibus Stock Award Plan (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement filed on May 3, 2006).

       10.2 Quest Resource Corporation Management Annual Incentive Plan (incorporated by reference to Appendix B to the Company's Definitive Proxy Statement filed on May 3, 2006).


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


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    QUEST RESOURCE CORPORATION



                                    By:   /s/ Jerry D. Cash
                                          --------------------
                                          Jerry D. Cash
                                          Chief Executive Officer
Date:  June 6, 2006


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